Acquisition of businesses	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Acquisition of businesses
Six Senses
On 12 February 2019, the Group acquired a 100% ownership interest in Six Senses Hotels Resorts Spas (‘Six Senses’), a leading operator of top-tier
luxury hotels, resorts and spas with a world-renowned reputation for wellness and sustainability. The total purchase consideration was $304m, comprising $299m paid on acquisition, including the settlement of working capital, and $5m of contingent purchase consideration. The fair value of net assets acquired was $246m, including brands of $189m, management agreements of $45m, and a right-of-use
asset of $19m offset by an equal lease liability. Goodwill recognised was $58m.
The contingent purchase consideration has been revalued as at 31 December 2020 (see note 25).
The value of management agreements and
right-of-use
assets recognised on acquisition were impaired by $41m and $5m respectively in 2020 (see notes 13 and 15).
UK portfolio
On 25 July 2018, the Group completed a deal to operate nine hotels under long-term leases from Covivio which operated under the Principal and De Vere Hotels brands. An additional leased hotel was added to the portfolio on 13 November 2018 bringing the total to 10 at 31 December 2018. On 14 February 2019, the Group added a further two hotels to the portfolio bringing the total hotels in the UK portfolio to 12.
The total purchase consideration for the 12 hotels was $73m, comprising $10m paid on acquisition, a working capital refund of $3m and $66m of contingent purchase consideration. The fair value of the net assets acquired was $14m and goodwill of $64m was recognised, of which $12m was recognised in 2019.
Goodwill and
non-current
assets acquired were impaired in full during 2019 and 2020 such that the remaining value is $nil (see note 6). The contingent purchase consideration was revalued to $nil as at 31 December 2020 (see note 25).
Regent
On 1 July 2018, the Group completed the acquisition of a 51% controlling interest in an agreement with Formosa International Hotels Corporation (‘FIH’) to acquire the ‘Regent Hotels & Resorts’ brand and associated management agreements (‘Regent’). The Group acquired 51% of the issued share capital of Regent Hospitality Worldwide, Inc (‘RHW’), 100% of the issued share capital of Regent International Hotels Limited and 100% of the issued share capital of Regent Berlin GmbH.
Put and call options exist over the remaining 49% shareholding in RHW which are exercisable in a phased manner from 2026. As the decision-making powers related to the remaining shares are not substantive in driving RHW’s returns and FIH do not share in any costs associated with the future development of the Regent brand, it has been determined that the Group has a present ownership interest in the remaining shares. As such, RHW has been accounted for as 100% owned with no non-controlling
interest recognised.
The total purchase consideration was $88m, comprising $13m paid on acquisition, $22m of deferred purchase consideration and $53m of contingent purchase consideration. The fair value of the net assets acquired was $53m, including brands of $57m and management agreements of $6m. Goodwill recognised was $35m.
The contingent purchase consideration has been revalued as at 31 December 2020 (see note 25).
The value of management agreements recognised on acquisition were impaired by $2m in 2020 (see note 13).
Cash flows relating to acquisitions

	2020 $m	2019 $m	2018 $m
Cash paid on acquisition, including working capital settlement	—	299	22

Settlement of stamp duty liability	—	3	14

Less: cash and cash equivalents acquired	—	(7)	(2)

Less: working capital settlement received in year following acquisition	—	(3)	—

Net cash outflow arising on acquisitions	—	292	34